THIRD AMENDMENT
               TO 1994 AMENDED AND RESTATED CREDIT AGREEMENT


     THIS THIRD AMENDMENT TO 1994 AMENDED AND RESTATED CREDIT AGREEMENT, dated as of November 1, 1994, (the "Amendment" or "Third Amendment") is made by and between

     CULP, INC., a North Carolina corporation with its principal office in High Point, North Carolina (the "Borrower"); and

     FIRST UNION NATIONAL BANK OF NORTH CAROLINA, N.A., a national banking association, as Agent (the "Agent"); and

     FIRST UNION NATIONAL BANK OF NORTH CAROLINA, N.A., a national banking association ("First Union") and WACHOVIA BANK OF NORTH CAROLINA, N.A., a national banking association ("Wachovia" and collectively with First Union, the "Banks"), to the 1994 Amended and Restated Credit Agreement dated as of April 15, 1994 (as amended, modified, restated or supplemented from time to time, the "Loan Agreement"). All capitalized terms not otherwise defined in this Amendment shall have the meanings assigned to them in the Loan Agreement.


                                  RECITALS

     A. Pursuant to the Loan Agreement, the Banks have made available to the Borrower Term Loans in the aggregate principal amount of $36,000,000 evidenced by Term Notes of the Borrower in the aggregate principal amount of $36,000,000, and a Revolving Loan in the aggregate principal amount of $27,000,000 evidenced by Revolving Credit Notes in the aggregate principal amount of $27,000,000.

     B. The Borrower has requested that the Banks (i) increase the principal amount of the Term Loans by $8,000,000 to $44,000,000, (ii) adjust the pricing of the Loans, (iii) change and delete certain covenants,
(iv) change the amortization of the Term Loans, (iv) allow for the proceeds of the Term Loans made available by the Banks pursuant to this Third Amendment to be used to prepay certain subordinated indebtedness and (v) make certain other modifications to the Loan Agreement.

     C. The Borrower, the Agent and the Banks have agreed to amend the Loan Agreement as set forth herein.

                           STATEMENT OF AGREEMENT

     NOW, THEREFORE, in consideration of these premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Banks hereby agree as follows:



                                 ARTICLE I

                                 AMENDMENTS

The Loan Agreement is hereby amended as follows:

     1.1. Definitions.   Section 1 of the  Loan Agreement is hereby amended
by making the following changes:

     (a) Section 1.4 containing the definition of "Applicable Margin" is hereby amended by deleting the definition in its entirety and replacing it with the following:

          1.4. "Applicable Margin" means the marginal rate of interest which shall be paid by Borrower after October 31, 1994, in addition to the Prime Rate or the Adjusted LIBOR Rate, as the case may be, which coincides to the ratio of Consolidated Funded Debt to Operating Cash Flow for Borrower (calculated quarterly with respect to the immediately preceding four calendar quarters), as specifically set forth in a separate letter agreement dated November 1, 1994 between the Borrower and the Banks as such letter may be amended, restated, modified or supplemented from time to time.

     (b) Section 1.27 containing the definition of "First Union Revolving Credit Note" is hereby amended by adding the following clause after the word "date" and prior to the period at the end of the section: "as such promissory note may be amended, restated, modified or supplemented from time to time."

     (c) Section 1.30 containing the definition of "First Union Term Note" is hereby amended by adding the following clause after the word "date" and prior to the period at the end of the section: "as such promissory note may be amended, restated, modified or supplemented from time to time."


     (d) Section 1.34 containing the definition of "Free Cash Flow" is hereby amended by deleting the definition in its entirety and replacing the language found after the section number with the term "[RESERVED]."

     (e) Section 1.52 containing the definition of "Operating Cash Flow" is hereby amended by deleting the definition in its entirety and replacing it with the following:

          1.52. "Operating Cash Flow" (or "EBITDA") means, for any period of four consecutive quarters, Net Income for such period plus the sum of the following consolidated expenses of the Borrower and its Subsidiaries for such period to the extent included in the calculation of such Net Income: (i) depreciation expense, (ii) amortization of intangible assets, (iii) Interest Expense for such period and (iv) income taxes for such period, all determined in accordance with generally accepted accounting principles in the United States.

     (f) Section 1.58 containing the definition of "Required Banks" is hereby amended by deleting from the definition the figure "66 2/3%" and replacing such figure with "60%."

     (g) Section 1.77 containing the definition of "Wachovia Revolving Credit Note" is hereby amended by adding the following clause after the word "date" and prior to the period at the end of the section: "as such promissory note may be amended, restated, modified or supplemented from time to time."

     (h) Section 1.80 containing the definition of "Wachovia Term Note" is hereby amended by adding the following clause after the word "date" and prior to the period at the end of the section: "as such promissory note may be amended, restated, modified or supplemented from time to time."


     1.2. Loans Evidenced by Term Notes. Section 3 of the Loan Agreement is hereby amended as set forth below:

     (a) Section 3.1 is hereby amended by deleting the second sentence of the section in its entirety and replacing it with the following:

          "The aggregate principal amount of the Term Loans is Forty-four Million Dollars ($44,000,000)."

     (b) Section 3.3 is hereby amended by deleting the fifth full paragraph after the end of subsection (b) in its entirety and replacing it with the following:

          The aggregate principal amount of the Term Loans shall be due and payable and shall be repaid by the Borrower to the Agent for the ratable benefit of the Banks in seventy-five (75) consecutive monthly installments, each in the amount of Five Hundred Thousand Dollars ($500,000.00), each such payment being due and payable on the tenth Business Day of each Fiscal Month for which such payment is due, commencing on December 14, 1994, and one installment in the amount of Six Million Five Hundred Thousand Dollars ($6,500,000), due and payable on March

          1, 2001; provided, however, that the Borrower shall be obligated to repay only those funds which it has actually borrowed, and in the event that the Borrower does not borrow the entire additional $8,000,000 made available by the
          Banks pursuant to this Third Amendment, the amount not borrowed shall be applied as a payment on the Term Notes and shall be applied against the aggregate principal amount ($44,000,000) due under the Term Notes in the inverse order
          of maturity.   The final maturity date of  each of the Term
          Notes is March 1, 2001.

     1.3. Loans Evidenced by Revolving Credit Notes. Section 4 of the Loan Agreement is hereby amended as set forth below:

     (a) Section 4.4 relating to Bankers' Acceptances is hereby amended by deleting subsection (g) in its entirety.


     1.4. Use of Proceeds.     Section 6  of the Loan  Agreement is  hereby
amended by deleting it in its entirety and replacing it with the following:

          SECTION 6. Use of Proceeds. The proceeds of the Revolving Loans shall be used by the Borrower for Capital Expenditures, for normal working capital requirements and to repay from time to time Accepted Drafts. The proceeds of the Term Loans, other than the proceeds made available by the Banks pursuant to the Third Amendment, shall be used by the Borrower to refinance and restructure existing indebtedness of the Borrower to First Union and Wachovia and for ongoing corporate purposes, and the additional Term Loan proceeds made available by the Banks pursuant to the Third Amendment shall be used, at such time or times as Borrower may determine, to prepay in whole or in part certain subordinated indebtedness evidenced by a promissory note dated November 1, 1993 in the principal amount of $9,632,724 from the Borrower to Rossville Investments, Inc.

     1.5. Affirmative Covenants.   Section  9  of  the  Loan  Agreement  is
hereby amended as set forth below:

     (a) Sections 9.15, 9.17 and 9.18 of the Loan Agreement are hereby amended by deleting each of the sections in its entirety and replacing the language of each section found after the section number with the term "[RESERVED]."

     (b) Section 9.19 of the Loan Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

          9.19. Operating Cash Flow to Interest Expense.    Maintain      a
          ratio of  (x) Operating Cash  Flow less Capital

          Expenditures for such period, to (y) Interest Expense for such period, of at least 2.0 to 1.0 for each Fiscal Quarter from November 1, 1994 through the quarter ending July, 1995; 2.5 to 1.0 for each Fiscal Quarter thereafter until the Fiscal Quarter ending July, 1996; and 3.0 to 1 for each Fiscal Quarter thereafter.

     (c) Section 9.20 of the Loan Agreement is hereby amended by deleting the last two clauses of the sentence containing the language "1 to 2.0 (50%) for the quarters ending October 1995, January 1996 and April 1996; and 1 to 2.22 (45%) thereafter" and inserting the following clause: "and 1 to 2.0 (50%) thereafter."

     1.6. Negative Covenants of the Borrower.     Section  10  of the  Loan
Agreement is hereby amended as set forth below:

     (a) Sections 10.3 and 10.9 of the Loan Agreement are hereby amended by deleting each of the sections in its entirety and replacing the language of each section found after the section number with the term "[RESERVED]."

     (b) Section 10.5 of the Loan Agreement is hereby amended by deleting the term "$1,000,000" in the first sentence of such section and replacing such term with the term "$5,000,000."

     (c) Section 10.7 of the Loan Agreement is hereby amended by deleting the term "$1,000,000" in the first sentence of such section and replacing such term with the term "$5,000,000."

     (d) Section 10.11 of the Loan Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

          10.11. Prepayments. Retire or prepay prior to its stated maturity any Consolidated Funded Debt (other than (i) non interest-bearing purchase money obligations payable over a period of not to exceed two (2) years, given to vendors of equipment, and (ii) certain subordinated indebtedness evidenced by a promissory note dated November 1, 1993 in the principal amount of $9,632,724 payable by the Borrower to Rossville Investments, Inc.) having a term of repayment in excess of one year, including any renewals, other than indebtedness to either of the Banks arising hereunder or obligations under industrial revenue bonds, or pay rental obligations more than 30 days in advance of the time for payment called for in the lease.


     1.7. The Agent. Section 12 of the Loan Agreement is amended by adding a new Section 12.13 as set forth below:

          12.13.     Annual Fee.   The Borrower  shall pay  to the  Agent a
          fee in the amount of $12,500 per annum, which shall be payable (i) on November 1, 1994 and (ii) thereafter, annually in advance on November 1 of each year.


     1.8. Annex I.   Annex I  to the  Loan Agreement  is hereby  amended by
deleting it in its entirety and replacing it with a new Annex I in the form of Annex I attached hereto.


     1.9. Exhibits. Exhibits 1-A, 1-B, 2-A, 2-B and 5 of the Loan Agreement are hereby amended by deleting each exhibit in its entirety and replacing them with new Exhibits 1-A, 1-B, 2-A, 2-B and 5 in the form of Exhibits 1-A, 1-B, 2-A, 2-B and 5 attached hereto.


                                 ARTICLE II

                       REPRESENTATIONS AND WARRANTIES

     The Borrower hereby represents and warrants that:

     2.1. Compliance with Loan Agreement. The Borrower and each of its Subsidiaries are in compliance with all terms and provisions set forth in the Loan Agreement to be observed or performed, except where the Borrower's failure to comply has been waived in writing by the Agent and the Banks.

     2.2. Representations in Loan Agreement. The representations and warranties of the Borrower set forth in the Loan Agreement are true and correct in all material respects except to the extent that such representations and warranties relate solely to or are specifically expressed as of a particular date or period which has passed or expired as of the date hereof.

     2.3. No Event of Default. No Event of Default, nor any event that upon notice, lapse of time or both would become an Event of Default is continuing other than those, if any, waived in writing by the Agent and the Banks.


                                ARTICLE III

               MODIFICATION OF LOAN DOCUMENTS AND CONDITIONS

     3.1. Loan Documents. The other Loan Documents, as defined in the Loan Agreement, are amended as follows:

     Any individual or collective reference to any of the Loan Documents in any of the other Loan Documents to which the Borrower or any of its Subsidiaries is a party shall mean, unless otherwise specifically provided, such Loan Document as amended by this Third Amendment to 1994 Amended and Restated Credit Agreement, and as it is further amended, restated, supplemented or modified from time to time and any substitute or replacement therefor or renewals thereof, including without limitation, all references to the Loan Agreement, which shall mean the Loan Agreement as amended hereby and as further amended from time to time.

     3.2. Conditions. The effectiveness of this Amendment is conditioned upon payment by the Borrower to the Agent for the ratable benefit of the Banks, of a fee in the amount of $44,000, which represents .1% of the aggregate principal amount of the Term Loans, as adjusted pursuant to this Amendment.


                                 ARTICLE IV

                                  GENERAL

     4.1. Full Force and Effect. As expressly amended hereby, the Loan Agreement shall continue in full force and effect in accordance with the provisions thereof. As used in the Loan Agreement, "hereinafter," "hereto," "hereof," and words of similar import shall, unless the context otherwise requires, mean the Loan Agreement as amended by this Amendment.

     4.2.  Applicable  Law.    This  Amendment  shall  be  governed  by and
construed in accordance with the internal laws and judicial decisions of the State of North Carolina.

     4.3. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

     4.4. Further Assurance. The Borrower shall execute and deliver to the Agent and the Banks such documents, certificates and opinions as the Agent may reasonably request to effect the amendment contemplated by this Amendment.

     4.5. Headings. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of this Amendment.

     4.6. Valid  Amendment.   The parties  acknowledge that  this Amendment
complies in all respects with Section 13.1 of the Loan Agreement, which sets forth the requirements for amendments thereto.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers all as of the date first above written.


                         FIRST UNION NATIONAL BANK OF NORTH CAROLINA, N.A., individually and as Agent


                         By:     /s/ Kent L. Phillips
                         Title:      Vice President


                         WACHOVIA BANK OF NORTH CAROLINA, N.A.


                         By:     /s/ Pete T. Callahan
                         Title:      Vice President



                         CULP, INC.


                         By:     /s/ Franklin N. Saxon
                              Franklin N. Saxon, Vice President and
                              Chief Financial Officer



                                  Annex I

                           Commitment Amount   Commitment Amount        Percentage of
       Name of Banks            Term Loans        Revolving Loans     Aggregate Commitments

 First Union National           $26,400,000         $16,200,000               60.0%
   Bank of North Carolina
 209 North Main Street
 High Point, NC  27260

 Wachovia Bank of North         $17,600,000         $10,800,000               40.0%
   Carolina, N.A.
 200 North Main Street
 Post Office Box 631
 High Point, NC  27261

                                                                Exhibit 1-A


                    FIRST AMENDED AND RESTATED TERM NOTE




$26,400,000                                      High Point, North Carolina
                                                           November 1, 1994


     FOR VALUE RECEIVED, CULP, INC,, a North Carolina corporation (herein called the "Borrower") , promises to pay to the order of FIRST UNION NATIONAL BANK OF NORTH CAROLINA (the "Bank"), or order, at the office of FIRST UNION NATIONAL BANK OF NORTH CAROLINA at High Point, North Carolina, in lawful money of the United States of America, the principal amount of Twenty-six Million Four Hundred Thousand Dollars ($26,400,000), such principal amount to be payable in seventy-five (75) consecutive equal monthly installments of $300,000.00, payable on the tenth Business Day of each Fiscal Month of the Borrower commencing December 14, 1995 and (ii) one final installment of $3,900,000 payable on March 1, 2001, together with interest on the unpaid principal amount, such interest payments beginning on the tenth Business Day of the first Fiscal Month of the Borrower following the date hereof, as provided in the 1994 Amended and Restated Credit Agreement between the Borrower, the Bank (for itself and as Agent) and Wachovia Bank of North Carolina, N.A., dated as of April 15, 1994 (as amended, restated, modified or supplemented, the "Credit Agreement"); provided, however, that the Borrower shall be obligated to repay only those funds which it has actually borrowed, and in the event that the Borrower does not borrow the entire $4,800,000 made available by the Bank pursuant to the Third Amendment to 1994 Amended and Restated Credit Agreement dated as of November 1, 1994 between the Borrower, the Bank for itself and as Agent, and Wachovia Bank of North Carolina, N.A., the principal amount not borrowed shall be applied as a payment on the Term Note and shall be applied against the principal amount of the Term Note ($26,400,000) in the inverse order of maturity.

     This Note is the First Union Term Note referred to in the Credit Agreement and is entitled to the benefits thereof and may be prepaid in whole or in part as provided therein. Capitalized terms used herein without definition have the meanings specified in the Credit Agreement.

     Upon the occurrence of any one or more of the Events of Default specified in the Credit Agreement, or in any other document or instrument delivered in connection therewith, all amounts then remaining unpaid on this Note may be declared to be immediately due and payable as provided in the Credit Agreement.

     In the event the indebtedness evidenced or secured hereby be collected by or through an attorney at law after maturity, the holder shall be entitled to collect reasonable attorney's fees. Demand, presentment, protest, notice of protest, and notice of dishonor are hereby waived by all parties bound hereon.


                              CULP, INC.


(CORPORATE SEAL]              By:____________________________
                                   ______ President
ATTEST:

____________________
Secretary

                                                                Exhibit 1-B


                    FIRST AMENDED AND RESTATED TERM NOTE




$17,600,000                                      High Point, North Carolina
                                                           November 1, 1994


     FOR VALUE RECEIVED, CULP, INC,, a North Carolina corporation (herein called the "Borrower") , promises to pay to the order of WACHOVIA BANK OF NORTH CAROLINA, N.A. (the "Bank"), or order, at the office of FIRST UNION NATIONAL BANK OF NORTH CAROLINA (as the Bank's Agent and for the benefit of the Bank) at High Point, North Carolina, in lawful money of the United States of America, the principal amount of Seventeen Million Six Hundred Thousand Dollars ($17,600,000), such principal amount to be payable in seventy-five (75) consecutive equal monthly installments of $200,000.00, payable on the tenth Business Day of each Fiscal Month of the Borrower commencing December 14, 1995 and (ii) one final installment of $2,600,000 payable on March 1, 2001, together with interest on the unpaid principal amount, such interest payments beginning on the tenth Business Day of the first Fiscal Month of the Borrower following the date hereof, as provided in the 1994 Amended and Restated Credit Agreement between the Borrower, the Bank and First Union National Bank of North Carolina for itself and as Agent, dated as of April 15, 1994 (as amended, restated, modified or supplemented, the "Credit Agreement"); provided, however, that the Borrower shall be obligated to repay only those funds which it has actually borrowed, and in the event that the Borrower does not borrow the entire $3,200,000 made available by the Bank pursuant to the Third Amendment to 1994 Amended and Restated Credit Agreement dated as of November 1, 1994 between the Borrower, the Bank and First Union National Bank of North Carolina for itself and as Agent, the principal amount not borrowed shall be applied as a payment on the Term Note and shall be applied against the principal amount of the Term Note ($17,600,000) in the inverse order of maturity.

     This Note is the Wachovia Term Note referred to in the Credit Agreement and is entitled to the benefits thereof and may be prepaid in whole or in part as provided therein. Capitalized terms used herein without definition have the meanings specified in the Credit Agreement.

     Upon the occurrence of any one or more of the Events of Default specified in the Credit Agreement, or in any other document or instrument delivered in connection therewith, all amounts then remaining unpaid on this Note may be declared to be immediately due and payable as provided in the Credit Agreement.

     In the event the indebtedness evidenced or secured hereby be collected by or through an attorney at law after maturity, the holder shall be entitled to collect reasonable attorney's fees. Demand, presentment, protest, notice of protest, and notice of dishonor are hereby waived by all parties bound hereon.


                              CULP, INC.


(CORPORATE SEAL]              By:____________________________
                                   ______ President
ATTEST:

____________________
Secretary

                                                                Exhibit 2-A


              FIRST AMENDED AND RESTATED REVOLVING CREDIT NOTE


$16,200,000                                      High Point, North Carolina
                                                           November 1, 1994

     FOR VALUE RECEIVED, CULP, INC,, a North Carolina corporation (herein called the "Borrower") , promises to pay to the order of FIRST UNION NATIONAL BANK OF NORTH CAROLINA (the "Bank"), or order, on the Revolving Loan Termination Date (as defined in the 1994 Amended and Restated Credit Agreement dated as of April 15, 1994 between the Borrower, the Bank (for itself and as Agent) and Wachovia Bank of North Carolina, N.A. (as amended, restated, modified or supplemented, the "Credit Agreement")), at the office of FIRST UNION NATIONAL BANK OF NORTH CAROLINA, High Point, North Carolina, in lawful money of the United States of America, the principal amount of Sixteen Million Two Hundred Thousand and No/ 100 Dollars ($16,200,000). This Revolving Credit Note shall bear interest on the outstanding principal balance from time to time as provided in the Credit Agreement and interest shall be payable at the times set forth in the Credit Agreement.

     Notwithstanding the foregoing, the Borrower shall be liable for payment to the Bank only for such principal amount of the First Union Revolving Loan (as defined in the Credit Agreement) as is outstanding, together with interest at the rate per annum as aforesaid on the principal amount outstanding from the date of advance.

     This Note is the First Union Revolving Credit Note referred to in the Credit Agreement and is entitled to the benefits thereof and may be prepaid in whole or in part as provided therein. Capitalized terms used herein without definition have the meanings specified in the Credit Agreement.

     Upon the occurrence of any one or more of the Events of Default specified in the Credit Agreement, or in any other document or instrument delivered in connection therewith, all amounts then remaining unpaid on this Note may be declared to be immediately due and payable as provided in the Credit Agreement.

     In the event the indebtedness evidenced or secured hereby be collected by or through an attorney at law after maturity, the holder shall be entitled to collect reasonable attorneys' fees. Demand, presentment, protest, notice of protest, and notice of dishonor are hereby waived by all parties bound hereon.


[CORPORATE SEAL]              CULP, INC.

ATTEST:                       By:_________________________
_________________                ________President
Secretary

                                                                Exhibit 2-B


              FIRST AMENDED AND RESTATED REVOLVING CREDIT NOTE


$10,800,000                                      High Point, North Carolina
                                                           November 1, 1994

     FOR VALUE RECEIVED, CULP, INC,, a North Carolina corporation (herein called the "Borrower") , promises to pay to the order of WACHOVIA BANK OF NORTH CAROLINA, N.A. (the "Bank"), or order, on the Revolving Loan Termination Date (as defined in the 1994 Amended and Restated Credit Agreement dated as of April 15, 1994 between the Borrower, the Bank and First Union National Bank of North Carolina (for itself and as Agent) (as amended, restated, modified or supplemented, the "Credit Agreement")), at the office of FIRST UNION NATIONAL BANK OF NORTH CAROLINA (as the Bank's Agent and for the benefit of the Bank), High Point, North Carolina, in lawful money of the United States of America, the principal amount of Ten Million Eight Hundred Thousand and No/ 100 Dollars ($10,800,000). This Revolving Credit Note shall bear interest on the outstanding principal balance from time to time as provided in the Credit Agreement and interest shall be payable at the times set forth in the Credit Agreement.

     Notwithstanding the foregoing, the Borrower shall be liable for payment to the Bank only for such principal amount of the Wachovia Revolving Loan (as defined in the Credit Agreement) as is outstanding, together with interest at the rate per annum as aforesaid on the principal amount outstanding from the date of advance.

     This Note is the Wachovia Revolving Credit Note referred to in the Credit Agreement and is entitled to the benefits thereof and may be prepaid in whole or in part as provided therein. Capitalized terms used herein without definition have the meanings specified in the Credit Agreement.

     Upon the occurrence of any one or more of the Events of Default specified in the Credit Agreement, or in any other document or instrument delivered in connection therewith, all amounts then remaining unpaid on this Note may be declared to be immediately due and payable as provided in the Credit Agreement.

     In the event the indebtedness evidenced or secured hereby be collected by or through an attorney at law after maturity, the holder shall be entitled to collect reasonable attorneys' fees. Demand, presentment, protest, notice of protest, and notice of dishonor are hereby waived by all parties bound hereon.

[CORPORATE SEAL]              CULP, INC.

ATTEST:                       By:_________________________
_________________                ________President
Secretary

                                                                  Exhibit 5

                                 CULP, INC.

                 1994 AMENDED AND RESTATED CREDIT AGREEMENT

                      QUARTERLY OFFICER'S CERTIFICATE

                         DATE:____________________

     The undersigned chief financial officer of Culp, Inc. hereby certifies that based upon the financial statements as of _____________, Culp, Inc. was in compliance with the provisions of the 1994 Amended and Restated Credit Agreement, as amended, and further certifies that, as of such date, the financial information set forth below is true and correct:

                                          Financial Covenants
                            Agreement       in 1994 Credit
COVENANTS                   Paragraph          Agreement

Consolidated Tangible                   $58,000,000 from
Shareholders' Equity (A)      9.16      closing to FYE April 1995; prior
                                        year's amount plus 50% Net Income
                                        at each FYE thereafter

Operating Cash Flow less      9.19      2.0 for each FQE after
Capital Expenditures to                 November 1, 1994 until
Interest Expense                          July, 1995
(B-F) to (C)                            2.5 for each FQE there-
                                          after until July, 1996
                                        3.0 for each FQE there-
                                          after

Consolidated Funded Debt to   9.20      60% from closing to FQE
Total Capitalization                      October 1994
(D) to (E)                              55% for FQE January 1995,
                                          April 1995 and July
                                          1995
                                        50% for each FQE there-
                                          after

Sale of Assets                10.5      $5,000,000

Loans and Investments         10.7      $5,000,000

Rental Obligations            10.10     10% of Consolidated Tangible
                                        Shareholder's Equity


                              __________________________________
                              Franklin N. Saxon
                              Vice President and
                              Chief Financial Officer

                                 CULP, INC.

                 1994 AMENDED AND RESTATED CREDIT AGREEMENT

                      QUARTERLY OFFICER'S CERTIFICATE


CALCULATION OF CERTAIN FINANCIAL ITEMS


A)   Consolidated Shareholders' Equity per
     Balance Sheet                                              $__________

     Less Intangible Assets (including but not
       limited to: Non-compete Agreement and
       Debt Issue Costs)                                         __________

     Consolidated Tangible Shareholders' Equity                 $

B)   Net Income                                                 $__________

     Plus Interest Expense, income taxes,
       Depreciation and Amortization                            $__________

     Operating Cash Flow                                        $

C)   Interest Expense                                           $

D)   Current Maturities                                         $__________

     Plus Long-Term Debt                                         __________

     Consolidated Funded Debt                                   $

E)   Consolidated Funded Debt                                   $__________

     Plus Borrower's Tangible Shareholder's
     Equity (Shareholder's Equity per Balance
     Sheet, Less Intangible Assets)                              __________

     Total Capitalization                                       $

F)   Capital Expenditures                                       $